UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2017

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics

On January 20, 2017, the Board of Directors of Home BancShares, Inc. (the “Company”) adopted a refreshed and updated Corporate Code of Ethics for Directors, Officers and Employees of the Company (the “Code”). The Code superseded the Company’s existing Code of Ethics adopted by the Board of Directors in 2006. The Code applies to all directors, officers and employees of the Company.

The existing code was refreshed and updated to enhance Company personnel’s understanding of the Company’s standards of ethical business practices, promote awareness of ethical issues that may be encountered in carrying out an employee’s or director’s responsibilities, and improve its clarity as to how to address ethical issues that may arise. The updates include clarifications and enhancements to the descriptions of the purposes of the Code, the corporate assets to be protected by Company employees and directors, and the procedures for considering and approving waivers and conflicts of interest and for reporting suspected violations of the Code. The updated Code includes an express prohibition on loans by the Company to directors and officers to illustrate compliance with Sarbanes-Oxley, while clarifying that ordinary course loans by the Company’s bank subsidiary are permissible if made in compliance with applicable regulations and good banking practices. The Code also as a good corporate practice adds an express prohibition on the misuse of material nonpublic information regarding the Company.

The refreshed and updated Code is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Code is posted on the Company’s web site at www.homebancshares.com under the captions “Investor Relations”/“Corporate Profile”/“Governance Documents”. The contents of the Company’s website are not incorporated by reference in this report or made a part hereof for any purpose.

Item 8.01.	Other Events.

On January 20, 2017, the Board of Directors of the Company authorized the repurchase of up to an additional 5,000,000 shares of Company’s common stock under its common stock repurchase program which was approved by the Board in January 2008. As of December 31, 2016, a total of 1,084,936 shares remained available for repurchase under the existing repurchase authorization.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

14.1	Home BancShares, Inc. Corporate Code of Ethics for Directors, Officers and Employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc. (Registrant)

Date: January 25, 2017	/s/ Jennifer C. Floyd
Jennifer C. Floyd Chief Accounting Officer